Income Taxes (Details 1)	12 Months Ended
	Jul. 03, 2016	Jun. 28, 2015	Jun. 29, 2014
Difference between income taxes computed at the Federal statutory tax rate and the provision for income taxes
US statutory rate	34.00%	34.70%	34.50%
State taxes, net of Federal tax benefit	1.30%	0.70%	1.00%
Foreign subsidiaries	0.60%	(1.30%)	(0.90%)
Non-controlling interest	(9.30%)	(4.10%)	(3.50%)
Other	(0.20%)	(2.40%)	0.10%
Total	26.40%	27.60%	31.20%